UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 13, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 13, 2020, Success Entertainment Group International, Inc. (OTCQB: SEGN) (the “Company”) issued a press release announcing has retired or locked up all of its current short-term convertible debt and received additional funding on more conventional terms.  With its first acquisition set to close this week and additional opportunities in the medical infrastructure space, the Company closed funding with FirstFire Global Opportunities Funding LLC, a Delaware limited liability company.

Dilution is always a concern for management and shareholders, when a company has gone from zero-growth to the aggressive plan that the Renavotio team has put together, it is going to pursue several forms of capital raising.  The Company has, moreover, moved from the more highly-toxic debt that was in place at the time of the Stock Exchange with Renavotio was closed to a more conventional and nontoxic funding to continue to achieve the aggressive acquisition and organic growth in the Company’s business plan.

“The only way to attract business talent and acquire asset-heavy companies is thru a formula of equity and asset backed debt.  We are now on that path and our shareholder should soon see the fruits of our labor.,”  stated Company CEO, Billy Robinson

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K.  Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Moreover, the information in this Item 7.01, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release Dated July 13, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2020	By:	/s/ William Robinson
William Robinson
President, Secretary, and Director

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